UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2007

Limited Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8344		31-1029810
(Commission File Number)		(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH		43230
(Address of Principal Executive Offices)		(Zip Code)

(614) 415-7000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 15, 2007, Limited Brands, Inc., a Delaware corporation (“Limited Brands”), Express Investment Corp., a Delaware corporation (“Buyer”), Limited Brands Store Operations, Inc., a Delaware corporation (“Seller”), and Express Holding, LLC, a Delaware limited liability company (the “Company”), entered into a Unit Purchase Agreement (the “Purchase Agreement”).  Buyer is an affiliate of Golden Gate Private Equity, Inc. (“Golden Gate”).

Pursuant to the Purchase Agreement, Seller, a wholly-owned subsidiary of Limited Brands, will sell 66 2/3% of the Company to Buyer.  The Company is a newly formed limited liability company which owns all of the outstanding interests in Express, LLC, which operates Limited Brands’ Express division.  Seller will receive an aggregate of $548,000,000 in cash upon consummation of the transactions contemplated by the Purchase Agreement.  Limited, through its subsidiaries, will remain an equity investor in the Company and own units representing 33 1/3% of the aggregate units of the Company.

Consummation of the transaction is subject to customary closing conditions.  The closing of the transaction is expected to take place no later than July 6, 2007.

The foregoing summary of the Purchase Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is attached as Exhibit 2.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On May 15, 2007, Limited Brands issued a press release announcing revised guidance for the first and second quarters of fiscal year 2007, as well as the full 2007 fiscal year.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.  A script of the May 15, 2007 pre-recorded management presentation in connection with the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01. Other Events.

On May 15, 2007, Limited Brands issued a press release announcing the exploration of strategic options for its Limited Stores business.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
2.1
Unit Purchase Agreement dated as of May 15, 2007 among Limited Brands, Inc., Express Investment Corp., Limited Brands Store Operations, Inc., and Express Holding, LLC (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1	Press release issued by Limited Brands, Inc., dated May 15, 2007.
99.2	Script of May 15, 2007 pre-recorded management presentation in connection with press release, dated May 15, 2007, issued by Limited Brands, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMITED BRANDS, INC.

By:	/s/ Douglas L. Williams
Name: Douglas L. Williams
Date: May 15, 2007	Title: Senior Vice President and General Counsel